                                                                      Exhibit 21
]
                         MERCK & CO., INC. SUBSIDIARIES
                                as of 12/31/2001


         Each of the subsidiaries set forth below does business under the name stated. A subsidiary of a subsidiary is indicated by indentation under the immediate parent. All voting securities of the subsidiaries named are owned directly or indirectly by the Company, except where otherwise indicated.

                                                                            Country or State
Name                                                                         of Incorporation
----                                                                         ----------------
Chibret A/S                                                                    Denmark

Hangzhou MSD Pharmaceutical Company Limited/1/                                 China

Hawk and Falcon L.L.C.                                                         Delaware

International Indemnity Ltd.                                                   Bermuda

Johnson & Johnson - Merck Consumer Pharmaceuticals Company/1/                  New Jersey

Laboratorios Prosalud S.A.                                                     Peru

MCM Vaccine Co./1/                                                             Pennsylvania

Merck and Company, Incorporated                                                Delaware
     Merck SH Inc.                                                             Delaware
         Merial Limited/LLC/1/                                                 Great Britain/
                                                                               Delaware
              British United Turkeys Limited                                   Great Britain
                  Turkey Research & Development Limited                        Great Britain

Merck Capital Investments, Inc.                                                Delaware

Merck Capital Resources, Inc.                                                  Delaware
     MSD Technology, L.P.                                                      Delaware
         Merck Finance Co., Inc.                                               Delaware
         Merck Hamilton, Inc.                                                  California

Merck Cardiovascular Health Company                                            Nevada
     MSP Distribution Services (C) LLC/1/                                      Nevada
     MSP Marketing Services (C) LLC/1/                                         Nevada

Merck Enterprises Canada, Ltd.                                                 Canada

Merck Foreign Sales Corporation Ltd.                                           Bermuda

                                                                            Country or State
Name                                                                         of Incorporation
----                                                                         ----------------

Merck Holdings, Inc.                                                           Delaware
     Chippewa Holdings LLC                                                     Delaware
         Algonquin SarL                                                        Luxembourg
     Frosst Laboratories, Inc.                                                 Delaware
     Frosst Portuguesa - Produtos Farmaceuticos, Lda.                          Portugal
     Istituto Gentili S.p.A./Inc.                                              Italy/Delaware
     KBI Inc.                                                                  Delaware
         KBI Sub Inc.                                                          Delaware
         KBI-E Inc.                                                            Delaware
         KBI-P Inc.                                                            Delaware
     Merck Borinquen Holdings, Inc.                                            Delaware
         Merck Sharp & Dohme Quimica de Puerto Rico, Inc.                      Delaware
     Merck-Medco Holdings II Corp.                                             Delaware
         Cloverleaf International Holdings S.A.                                Luxembourg
              BRC Ltd                                                          Bermuda
              Coordinated Patient Care Scandinavia AS                          Norway
                  Infodoc AS/1/                                                Norway
                  Infodoc International AS1/1/                                 Norway
                  Medco Holdings S. de R.L. de C.V.                            Mexico
                      Medco de Mexico Managed Care S. de R.L. de C.V.          Mexico
                      Medco Servicios de Mexico, S. de R.L. de C.V.            Mexico
              Coordination Medicale et Pharmaceutique, S.A.                    France
              Farmacox-Companhia Farmaceutica, Lda                             Portugal
              Farmasix-Produtos Farmaceuticos, Lda                             Portugal
              Fontelabor-Produtos Farmaceuticos, Lda.                          Portugal
              Gestion Integrada De Salud, Analisis De Resultados Y Evidencia
                Medichip, S.L.                                                 Spain
              Merck Sharp & Dohme Asia Pacific Services Pte Ltd.               Singapore
              Merck Sharp & Dohme (Australia) Pty. Limited                     Australia
                  AMRAD Pharmaceuticals Pty. Ltd.                              Australia
                  Merck Sharp & Dohme Finance Europe Limited                   Great Britain
              Merck Sharp & Dohme B.V.                                         Netherlands
                  Abello Farmacia, S.L./1/                                     Spain
                  Financiere MSD S.A.S.                                        France
                      Aventis Pasteur MSD Gestion S.A./1/                      France
                      Aventis Pasteur MSD SNC/1/                               France
                           Aventis Pasteur MSD A/S                             Denmark
                           Aventis Pasteur MSD GmbH                            Austria
                           Aventis Pasteur MSD GmbH                            Germany
                           Aventis Pasteur MSD Ltd.                            Great Britain
                           Aventis Pasteur MSD Ltd.                            Ireland
                           Aventis Pasteur MSD N.V./S.A.                       Belgium
                           Aventis Pasteur MSD S.A.                            Spain
                           Aventis Pasteur MSD S.p.A.                          Italy
                           Pasteur Vaccins S.A.                                France
                      Laboratoires Martin-Johnson & Johnson-MSD S.A.S./1/      France
                      Laboratoires Merck Sharp & Dohme-Chibret SNC             France

                                                                            Country or State
Name                                                                         of Incorporation
----                                                                         ----------------

                      MSD (Nippon Holdings) BV                                 Netherlands
                           Banyu Pharmaceutical Company, Ltd./1/               Japan
                               Banyu-A.S.C. Co., Ltd.                          Japan
                               Nippon Merck-Banyu Co., Ltd.                    Japan
                  Laboratorios Biopat, S.A.                                    Spain
                  Laboratorios Chibret, S.A.                                   Spain
                  Laboratorios Frosst, S.A.                                    Spain
                  Merck Sharp & Dohme GmbH                                     Austria
                  Merck Sharp & Dohme Holdings de Mexico, S.A. de C.V.         Mexico
                      Merck Sharp & Dohme de Mexico, S.A. de C.V.              Mexico
                  Merck Sharp & Dohme (Israel - 1996) Company Ltd.             Israel
                  Merck Sharp & Dohme (Italia) S.p.A.                          Italy
                      Centra Medicamenta OTC SpA/1/                            Italy
                      Istituto Di Richerche Di Biologia Molecolare S.p.A./1/   Italy
                  MSD (Proprietary) Limited                                    South Africa
                  MSD Sharp & Dohme GmbH                                       Germany
                      Chibret Pharmazeutische GmbH                             Germany
                      Dieckmann Arzneimittel GmbH                              Germany
                           Woelm Pharma GmbH & Co./1/                          Germany
                      MSD Chibropharm GmbH                                     Germany
                      MSD Unterstutzungskasse GmbH                             Germany
                      Varipharm Arzneimittel GmbH                              Germany
                  Sharp & Dohme, S.A.                                          Spain
              Merck Sharp & Dohme Chibret A.G.                                 Switzerland
              Merck Sharp & Dohme de Venezuela S.R.L.                          Venezuela
              Merck Sharp & Dohme (Holdings) Limited                           Great Britain
                  Charles E. Frosst (U.K.) Limited                             Great Britain
                  Merck Sharp & Dohme Limited                                  Great Britain
                      Johnson & Johnson-MSD Consumer Pharmaceuticals/1/        Great Britain
                  Propecia Limited                                             Great Britain
                  The MSD Foundation Limited                                   Great Britain
                  Thomas Morson & Son Limited                                  Great Britain
              Merck Sharp & Dohme IDEA, Inc.                                   Switzerland
              Merck Sharp & Dohme (Sweden) A.B.                                Sweden
              Merck Sharp & Dohme Trading & Service Limited Liability Company  Hungary
              MSD Ireland (Holdings) S.A.                                      Luxembourg
                  Fregenal Holdings S.A.                                       Panama
                  Frosst Iberica, S.A.                                         Spain
                  Laboratorios Abello, S.A.                                    Spain
                  Laboratorios Quimico-Farmaceuticos Chibret, Lda.             Portugal
                  Merck Sharp & Dohme de Espana, S.A.                          Spain
                  Merck Sharp & Dohme, Limitada                                Portugal
                  MSD Finance, B.V.                                            Netherlands
                  MSD Overseas Manufacturing Co.                               Bermuda
                      Blue Jay Investments C.V.                                Netherlands
                      MSD Ireland (Investment) Ltd.                            Bermuda

                                                                            Country or State
Name                                                                         of Incorporation
----                                                                         ----------------
                      MSD Overseas Manufacturing Co. (Ireland)                 Ireland
                           Tradewinds Manufacturing SRL                        Barbados
                               MSD Technology Singapore Pte. Ltd.              Singapore
                                    MSP Singapore Company, LLC/1/              Delaware
                                        MSP Singapore-Sub, LLC                 Delaware
                      MSD Warwick (Manufacturing) Ltd.                         Bermuda
                           MSD Somerset Ltd.                                   Bermuda
                               Crosswinds B.V.                                 Netherlands
                               Merck Sharp & Dohme (Ireland) Ltd.              Bermuda
                                    MSD Pembroke Ltd.                          Bermuda
                               Merck Sharp & Dohme (Puerto Rico) Ltd.          Bermuda
                               Merck Sharp & Dohme (Singapore) Ltd.            Bermuda
                  Neopharmed S.p.A.                                            Italy
              MSD (Norge) A/S                                                  Norway
              MSD Ventures Singapore Pte. Ltd.                                 Singapore
              Ruskin Limited                                                   Bermuda
              Suomen MSD Oy                                                    Finland
                  Kiinteisto Oy Viistotie 11                                   Finland
         Merck Frosst Canada & Co.                                             Canada
              Maple Leaf Holdings SRL                                          Barbados
     Merck Sharp & Dohme (I.A.) Corp.                                          Delaware
         Merck Sharp & Dohme (Argentina) Inc.                                  Delaware
         MSD Korea Ltd.                                                        Korea/Delaware
     Merck Sharp Dohme Ilaclari Limited Sirketi                                Turkey
     Merck Sharp & Dohme Farmaceutica Ltda.                                    Brazil
         Prodome Quimica e Farmaceutica Ltda./1/                               Brazil
     Merck Sharp & Dohme (International) Limited                               Bermuda
         Merck Sharp & Dohme (Asia) Limited                                    Hong Kong
              Merck Sharp & Dohme (China) Limited                              Hong Kong
         Merck Sharp & Dohme S.A.                                              France
     Merck Sharp & Dohme International Services B.V.                           Netherlands
     Merck Sharp & Dohme - Lebanon S.A.L.                                      Lebanon
     Merck Sharp & Dohme L.L.C.                                                Russian Federation
     Merck Sharp & Dohme (Middle East) Limited                                 Cyprus
     Merck Sharp & Dohme of Pakistan Limited                                   Pakistan
     Merck Sharp & Dohme S.A.R.L.                                              Morocco
     Merck Technology (U.S.) Company, Inc.                                     Nevada
         MSP Technology (U.S.) Company, LLC/1/                                 Delaware
     Merck Ventures, Inc.                                                      Delaware
     MSD Lakemedel (Scandinavia) Aktiebolog                                    Sweden
     Readington Holdings, Inc.                                                 New Jersey
     STELLARx, Inc.                                                            Nevada
     TELERx Marketing Inc.                                                     Pennsylvania

Merck Institute for Vaccinology                                                Delaware

Merck Investment Co., Inc.                                                     Delaware

                                                                            Country or State
Name                                                                         of Incorporation
----                                                                         ----------------
Merck Liability Management Company                                             Delaware
     Merck LMC Cash Management (Bermuda) Ltd.                                  Bermuda
     Merck LMC Cash Management, Inc.                                           Delaware

Merck-Medco Managed Care, L.L.C.                                               Delaware
     CM Delaware Corporation                                                   Delaware
     DM-MG, L.L.C.                                                             Delaware
     Medco Containment Insurance Company of New Jersey                         New Jersey
     Medco Containment Insurance Company of New York                           New York
     Medco Containment Life Insurance Company                                  Pennsylvania
     Merck Capital Ventures, LLC                                               Delaware
     merckmedco.com, L.L.C.                                                    New Jersey
     Merck-Medco Managed Care of California, Inc.                              California
     Merck-Medco of Willingboro Urban Renewal, L.L.C.                          New Jersey
     Merck-Medco Rx Services of Florida No. 2, L.C.                            Florida
     Merck-Medco Rx Services of Florida No. 4, L.L.C.                          Delaware
     Merck-Medco Rx Services of Florida No. 5, L.C.                            Florida
     Merck-Medco Rx Services of Florida, L.C.                                  Florida
     Merck-Medco Rx Services of Massachusetts, L.L.C.                          Massachusetts
     Merck-Medco Rx Services of Nevada, Inc.                                   Nevada
     Merck-Medco Rx Services of New Jersey, L.L.C.                             New Jersey
     Merck-Medco Rx Services of New York, L.L.C.                               New York
     Merck-Medco Rx Services of Ohio, Ltd.                                     Ohio
     Merck-Medco Rx Services of Ohio No. 2, Ltd.                               Ohio
     Merck-Medco Rx Services of Oklahoma, L.L.C.                               Oklahoma
     Merck-Medco Rx Services of Pennsylvania, L.L.C.                           Pennsylvania
     Merck-Medco Rx Services of Pennsylvania No. 2, L.L.C.                     Pennsylvania
     Merck-Medco Rx Services of Texas, L.L.C.                                  Texas
     Merck-Medco Rx Services of Virginia, L.L.C.                               Virginia
     Merck-Medco Rx Services of Washington, Inc.                               Washington
     Merck-Medco Rx Services of Willingboro New Jersey, L.L.C.                 New Jersey
     Mergerco Delaware No. 4, L.L.C.                                           Delaware
     MW Holdings, L.L.C.                                                       Delaware
     NJRE, L.L.C.                                                              New Jersey
     National Rx Services, Inc. of Missouri                                    Missouri
     National Rx Services No. 3, Inc. of Ohio                                  Ohio
     New York Independent Practice Association, L.L.C.                         New York
     NRx Federal Corp.                                                         Delaware
     Paid Direct, Inc.                                                         Delaware
     PAID Prescriptions, L.L.C.                                                Nevada
     ProVantage Health Services, Inc.                                          Delaware
         Bravell, Inc.                                                         Wisconsin
         PharMark Corporation                                                  Delaware
         ProVantage Mail Services, Inc.                                        Minnesota
         PROVMED, LLC                                                          Wisconsin
         PVHS, Inc.                                                            Delaware
     Replacement Distribution Center, Inc.                                     Ohio

                                                                            Country or State
Name                                                                         of Incorporation
----                                                                         ----------------
     RxHub, L.L.C.                                                             Delaware
     The Institute for Effectiveness Research, L.L.C.                          Delaware
     Systemed, L.L.C.                                                          Delaware
         Systemed Pharmacy of Iowa, L.L.C.                                     Delaware
         Systemed Pharmacy of Ohio, Ltd.                                       Ohio
     Xceleron Health, L.L.C.                                                   Delaware

Merck Resource Management, Inc.                                                Delaware

Merck Respiratory Health Company                                               Nevada
     MSP Distribution Services (R) LLC/1/                                      Nevada
     MSP Marketing Services (R) LLC/1/                                         Nevada

Merck Sharp & Dohme (Europe) Inc.                                              Delaware

Merck Sharp & Dohme Industria Quimica e Veterinaria Limitada                   Brazil

Merck Sharp & Dohme (New Zealand) Limited                                      New Zealand

Merck Sharp & Dohme Overseas Finance N.V.                                      Neth. Antilles

Merck Sharp & Dohme (Panama) S.A.                                              Panama

Merck Sharp & Dohme Peru SRL                                                   Peru

Merck Sharp & Dohme (Philippines) Inc.                                         Philippines

MSD International Holdings, Inc.                                               Delaware

MSD (Japan) Co., Ltd.                                                          Japan

Rosetta Inpharmatics, Inc.                                                     Delaware

------------



/1/own less than 100%


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